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Exhibit 4.8

NUMBER NYU 79955	THIS CERTIFICATE IS TRANSFERABLE IN SAN FRANCISCO OR NEW YORK		COMMON STOCK SHARES
	See reverse for certain definitions and statements of rights granted to each class of shares	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 170040 10 9
	This Certifies That	SPECIMEN
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
CHIRON CORPORATION
transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
	Dated:	President and Chief Executive Officer	Secretary
	[SEAL]		Countersigned and Registered: WELLS FARGO BANK MINNESOTA, N.A. Transfer Agent and Registrar
By: Authorized Signature

CHIRON CORPORATION

    This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the provisions of the Articles of Incorporation of the Corporation as amended from time to time. The record holder of this Certificate may obtain from the Secretary of the Corporation, upon request and without charge, a copy of the statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of capital stock of the Corporation and upon the holders thereof, the number of shares constituting each class or series and the designation thereof.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	................ Custodian	................
				(Cust)	(Minor)
TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	—	as joint tenants with right of
		survivorship and not as tenants		Act................................................
		in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                 hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESSS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint                                                   Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

  Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15

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Exhibit 4.8